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                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

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                                  FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    December 15, 1999
                                                    -----------------

                               Alvey Systems, Inc.
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               (Exact name of registrant as specified in charter)


           Delaware                   333-2600               43-0157210
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(State or other jurisdiction        (Commission            (IRS employer
     of incorporation)              file number)         identification no.)

9301 Olive Boulevard, St. Louis, Missouri                     63132
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(Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code      (314) 993-4700
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                               Not applicable
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        (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OF COMPANY

     On December 16, 1999, Pinnacle Automation, Inc., a Delaware corporation and parent company of Alvey Systems, Inc., announced that it has agreed to be acquired by FKI plc, a UK-based company. The press release incorporating this announcement is filed herewith as Exhibit 10.3.